                          NOTICE OF GUARANTEED DELIVERY

                                       OF

       11 3/4% SERIES A CUMULATIVE REDEEMABLE EXCHANGEABLE PREFERRED STOCK

                                       OF

                           EAGLE-PICHER HOLDINGS, INC.

         This form, or one substantially equivalent hereto, must be used by any Holder of 11 3/4% Series A Cumulative Redeemable Exchangeable Preferred Stock (the "Initial Shares") of Eagle-Picher Holdings, Inc., a Delaware corporation (the "Company"), who wishes to tender Initial Shares pursuant to the Company's Exchange Offer, as defined in the Prospectus dated May [ ] 1998 (the "Prospectus"), and (i) whose Initial Shares are not immediately available or
(ii) who cannot deliver such Initial Shares or any other documents required by the Letter of Transmittal on or before the Expiration Date (as defined in the Prospectus) or (iii) who cannot comply with the book-entry transfer procedure on a timely basis. This form may be delivered by facsimile transmission, mail or hand delivery to the Exchange Agent. See "The Preferred Stock Exchange Offer--Guaranteed Delivery Procedures" in the Prospectus.


                           EAGLE-PICHER HOLDINGS, INC.
                          NOTICE OF GUARANTEED DELIVERY

                     THE BANK OF NEW YORK, AS EXCHANGE AGENT



                                                 By Facsimile
     By Hand or Overnight Courier         (eligible institutions only):      By Registered or Certified Mail:
          101 Barclay Street,                  (212) 815-6339                       101 Barclay Street,
         Corporate Trust Window                                                 New York, New York 10286
              Ground Level                                                   Attn: Reorganization Section, 7E;
       New York, New York 10286             To Confirm Facsimile or                Santino Ginocchietti
   Attn: Reorganization Section, 7E;         for Information Call:
         Santino Ginocchietti                   (212) 815-2963


         DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION VIA A FACSIMILE NUMBER OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

         PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

Ladies and Gentlemen:

         The undersigned hereby tenders to the Company upon the terms and subject to the conditions set forth in the Prospectus and the related Letter of Transmittal, receipt of which is hereby acknowledged, the number of Initial Shares specified below pursuant to the guaranteed delivery procedures set forth under the caption "The Preferred Stock Exchange Offer--Guaranteed Delivery Procedures" in the Prospectus. By so tendering, the undersigned does hereby make, at and as of the date hereof, the representations and warranties of a tendering Holder of Initial Shares set forth in the Letter of Transmittal. The undersigned hereby tenders the Initial Shares listed below:

      Certificate Number(s)
          (If Available)                         Number of Shares Tendered
---------------------------------          -------------------------------------

---------------------------------          -------------------------------------

---------------------------------          -------------------------------------

         All authority herein conferred or agreed to be conferred shall survive the death, incapacity, or dissolution of the undersigned and every obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.

         If Initial Shares will be tendered by book-entry transfer please provide the following information:

Name of Tendering Institution:


---------------------------------          -------------------------------------


The Depository Trust Company               -------------------------------------
      Account Number:                                   Signature(s)

---------------------------------          -------------------------------------


                                           -------------------------------------
                                                    Name(s) (please print)


                                           -------------------------------------
                                                       Street Address


                                           -------------------------------------
                                                   City, State and Zip Code


---------------------------------          -------------------------------------
             Date                              Area Code and Telephone Number

                                    GUARANTEE

                    (NOT TO BE USED FOR SIGNATURE GUARANTEE)

         The undersigned, a participant in a Recognized Signature Guarantee Medallion Program, guarantees deposit with the Exchange Agent of the Letter of Transmittal (or a facsimile thereof), together with the Initial Shares tendered hereby in proper form for transfer, or confirmation of the book-entry transfer of such Initial Shares into the Exchange Agent's account at the Depository Trust Company, pursuant to the procedure for book-entry transfer set forth in the Prospectus, and any other required documents, all by 5:00 p.m., New York City time, on the third New York Stock Exchange trading day following the Expiration Date (as defined in the Prospectus).



------------------------------------          ----------------------------------
          Name of Firm                               Authorized Signature


------------------------------------          ----------------------------------
         Street Address                               Name (please print)


------------------------------------
      City, State and Zip Code


------------------------------------          ----------------------------------
   Area Code and Telephone Number                           Date


         DO NOT SEND CERTIFICATES FOR INITIAL SHARES WITH THIS FORM. ACTUAL SURRENDER OR CERTIFICATES FOR INITIAL SHARES MUST BE MADE PURSUANT TO, AND BE ACCOMPANIED BY, A COPY OF THE PREVIOUSLY EXECUTED LETTER OF TRANSMITTAL.

                                  INSTRUCTIONS

         1. Delivery of this Notice of Guaranteed Delivery. A properly completed and duly executed copy of this Notice of Guaranteed Delivery and any other documents required by this Notice of Guaranteed Delivery must be received by the Exchange Agent at one of its addresses set forth on the cover hereof prior to the Expiration Date. The method of delivery to the Exchange Agent of this Notice of Guaranteed Delivery and all other required documents is at the election and risk of the Holder but, except as otherwise provided below, the delivery will be deemed made only when actually received by the Exchange Agent. Instead of delivery by mail, it is recommended that Holders use an overnight or hand delivery service, properly insured. If such delivery is by mail, it is recommended that the Holder use properly insured, registered mail with return receipt requested. For a further description of the guaranteed delivery procedures, see the Prospectus under the caption "The Preferred Stock Exchange Offer--Guaranteed Delivery Procedures." In all cases, sufficient time should be allowed to assure timely delivery. No Notice of Guaranteed Delivery should be sent to the Company.

         2. Signature on this Notice of Guaranteed Delivery; Guarantee of Signatures. If this Notice of Guaranteed Delivery is signed by the registered Holder(s) of the Initial Notes referred to herein, then the signature must correspond with the name(s) as written on the face of the Initial Notes without alteration, addition or any change whatsoever.

         If this Notice of Guaranteed Delivery is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing and, unless waived by the Company, evidence satisfactory to the Company of their authority so to act must be submitted with this Notice of Guaranteed Delivery.

         2. Requests for Assistance or Additional Copies. Questions relating to the Exchange Offer or the procedure for consenting and tendering as well as requests for assistance or for additional copies of the Prospectus, the Letter of Transmittal and this Notice of Guaranteed Delivery, may be directed to the Exchange Agent at the address set forth on the cover hereof or to your broker, dealer, commercial bank or trust company.